UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2021

LEADER CAPITAL HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-56159	37- 1853394
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 2708-09, Metropolis Tower, 10 Metropolis Drive, Hung Hom, Hong Kong
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +852 3487 6378

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On July 14, 2021, the Board of Directors of Leader Capital Holdings Corp. (the “Company”) concluded, after discussion with the Company’s management, that the Company’s consolidated financial statements for the (i) year ended August 31, 2020, (ii) interim period ended February 28, 2021, (iii) interim period ended November 30, 2020, (iv) interim period ended May 31, 2020, (v) interim period ended February 29, 2020 and (vi) interim period ended November 30, 2019 (collectively, the “Non-Reliance Periods”), should no longer be relied upon due to errors in the consolidated financial statements and should be restated.

In connection with the preparation of the Company’s Quarterly Report on Form 10-Q for the interim period ended May 31, 2021 (the “Third Quarter Form 10Q”), the Company’s management became aware that the Company’s consolidated financial statements for the Non-Reliance Periods contained errors related to the accounting treatment of unvested shares issued to its directors, employees and consultants during the Non-Reliance Periods as provided under FASB ASC Topic 718 Accounting for Stock Compensation. As a result, the Company intends to amend and restate its consolidated financial statements for the Non-Reliance Periods, which will decrease prepayments, deposits and other receivables and additional paid-in-capital. The exact amount of such decreases cannot be determined at this time due to the ongoing restatement process.

The consolidated financial statements for the Non-Reliance Periods will be restated to reflect the correction of the misstatements in accordance with ASC 250, Accounting Changes and Error Corrections (the “restated consolidated financial statements”). The Third Quarter Form 10Q for the period ending May 31, 2021 will reflect the prior restatements.

The Company intends to, as soon as practicable, restate the consolidated financial statements for the Non-Reliance Periods and file amendments to (i) each of the Quarterly Reports on Form 10-Q for the interim periods covered by the Non-Reliance Periods and (ii) the 2020 Form 10-K. The Company also intends to file the 2021 Form 10-K, which will contain the restated information for the year ended August 31, 2020, as soon as practicable. Accordingly, investors and others should rely on the financial information and other disclosures regarding the Non-Reliance Periods only after, and to the extent, such financial information and other disclosures reflect the Company’s restated consolidated financial statements.

The Board of Directors of the Company have discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with the Company’s current independent registered public accounting firm, Centurion ZD CPA & Co.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEADER CAPITAL HOLDINGS CORP.

Date: July 15, 2021	By:	/s/ Yi-Hsiu Lin
Yi-Hsiu Lin Chief Executive Officer